UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported):  May 14, 2003

RIVERWOOD HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11113	58-2205241
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

814 Livingston Court

Marietta, Georgia 30067

(Address of principal executive offices)

(Zip Code)

(770) 644-3000

(Registrant’s telephone number, including area code)

ITEM 7.  EXHIBITS.

(c)            Exhibits. The exhibit listed below is being furnished with this Form 8-K:

Exhibit 99.1                                    Press release dated May 14, 2003 reporting first quarter 2003 results.

ITEM 9.  REGULATION FD DISCLOSURE.

In accordance with the procedural guidance set forth in Securities and Exchange Commission Release No. 33-8216, the following information and the attached exhibit are being furnished under “Item 9. Regulation FD Disclosure” in satisfaction of the requirements of “Item 12. Results of Operations and Financial Condition” as well as under “Item 9. Regulation FD Disclosure.”

On May 14, 2003, Riverwood International Corporation issued a press release reporting its first quarter 2003 results. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instructions B.2 and B.6 of Form 8-K, the information and exhibit contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RIVERWOOD HOLDING, INC.
(Registrant)

Date: May 14, 2003	By:	/s/	Edward W. Stroetz, Jr.
Edward W. Stroetz, Jr.
Secretary

Date: May 14, 2003	By:	/s/	Daniel J. Blount
Daniel J. Blount
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release dated May 14, 2003 reporting first quarter 2003 results.